RIDGEWORTH FUNDS
Supplement dated November 10, 2008 to the
RidgeWorth Funds Prospectuses and Statement of Additional Information
Dated August 1, 2008 for the
RidgeWorth Aggressive Growth Stock Fund (A,C, and I Shares)
RidgeWorth Emerging Growth Stock Fund (A,C, and I Shares)
     Effective October 1, 2008, evenstar3 Inc., a Washington corporation owned by the principal employee of Zevenbergen Capital Investments LLC, subadviser to the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund (the “Subadviser”), purchased a controlling interest in the Subadviser from RidgeWorth Capital Management, Inc. (the “Adviser”).
     As a result of this change in control, the Subadviser’s agreement terminated. Shareholders of record of the RidgeWorth Aggressive Growth Stock Fund and the RidgeWorth Emerging Growth Stock Fund (the “Funds”) on October 20, 2008 will vote on a new subadvisory agreement with the Subadviser at a special meeting to be held on or about December 19, 2008. Until such time, the Subadviser will continue to serve as subadviser under an interim subadvisory agreement approved by the Funds’ Board of Trustees. The same portfolio management team that served each of the Funds under the prior subadvisory agreement will remain in place.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-100 112008